EXECUTION VERSION 175106645_4 FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 14, 2023, among EMERGENT BIOSOLUTIONS INC., a Delaware corporation (the “Borrower”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below. W I T N E S S E T H: WHEREAS, the Borrower, the lenders party thereto from time to time (the “Lenders”) and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of October 15, 2018 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 27, 2019, as further amended by the Second Amendment to Amended and Restated Credit Agreement dated as of August 7, 2020, as further amended by the Consent, Limited Waiver, Third Amendment to Amended and Restated Credit Agreement dated as of February 14, 2023, and as further amended by the Fourth Amendment to Amended and Restated Credit Agreement, Waiver and First Amendment to Amended and Restated Collateral Agreement dated as of May 15, 2023, and as may further be amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, including as amended by this Amendment, the “Credit Agreement”); WHEREAS, pursuant to Section 12.2 of the Credit Agreement, the Administrative Agent and the Borrower are permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provisions; WHEREAS, the Borrower and the Administrative Agent have jointly identified an obvious error resulting from an omission of a technical nature in the Credit Agreement; and WHEREAS, the parties hereto have agreed to the amendments to the Credit Agreement set forth in Section 1 hereof. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration set forth herein, the parties hereto agree that the Credit Agreement is amended as follows: SECTION 1. Amendment to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto agree that the Credit Agreement is amended as follows: (a) The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the introductory paragraph thereof in its entirety to read as follows: “Applicable Margin” means (a) from the Fourth Amendment Effective Date through the later of March 31, 2024 and the first Calculation Date occurring after December 31, 2023, (i) 5.00% per annum with respect to Base Rate Loans, (ii) 6.00% per annum with respect to SOFR Loans, Daily Simple SONIA Loans and Eurocurrency Rate Loans, and (iii) 0.40% with respect to Commitment Fees, and (b) thereafter, the corresponding percentages per annum as set forth below based on the Consolidated Leverage Ratio calculated as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date:”

2 175106645_4 (b) The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the headers in the pricing grid set forth therein to read as follows: Pricing Level Consolidated Leverage Ratio Commitment Fee Eurocurrency Rate, Adjusted Term SOFR or Adjusted Daily Simple SONIA + Base Rate + SECTION 2. Conditions of Effectiveness of Amendment. This Amendment, and the amendments set forth in Section 1 above, shall become effective on the date (such date, the “Amendment Effective Date”) when the Administrative Agent shall have received this Amendment, duly executed by a Responsible Officer of the Borrower and the Administrative Agent. SECTION 3. Reference to and Effect on the Credit Agreement and the Loan Documents. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. SECTION 4. Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof. SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. SECTION 7. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement. SECTION 8. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their successors and permitted assigns. [The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written. ~:RwOO~MC., $ Borrowcr Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer f.mergent BioSolutions Inc. fifth Amendment to Amended and Restated Credit Agreement Signature Page